SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      Commission File Number 000-28063


                        May 4, 2001 (April 26, 2001)
              Date of Report (Date Of Earliest Event Reported)


                              deltathree, Inc.
           (Exact name of Registrant as specified in its charter)


         Delaware                                            13-4006766
(State or Other Jurisdiction of                            (IRS Employer
Incorporation or Organization)                             Identification No.)


75 Broad Street, New York, New York                          10004
(Address of Principal Executive Office)                     (Zip Code)


                               (212) 500-4850
            (Registrant's telephone number, including area code)


                                    None
    (Former name, former address and former fiscal year, if applicable)




Item 5.  Other Events.


         On April 30, 2001, deltathree, Inc. (the "Company") issued a press release announcing that on April 26, 2001, the administrator overseeing the insolvency proceedings of RSL Communications Ltd., the Company's majority stockholder, took action by written consent to appoint a new Board of Directors of the Company, including the following individuals: Noam Bardin, Shimmy Zimels, Keith Maib, Hilary Kramer and James McDermott. The Company also announced that the administrator also acted to amend the Company's By-laws to reduce the size of the Board of Directors to five members, subject to change from time to time by the Board of Directors. A copy of the press release regarding these actions is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit
  No.               Description

99.1                Press Release issued by deltathree, Inc. dated
                    April 30, 2001.



                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     DELTATHREE, INC.


                                     By: /s/ Paul C. White
                                        -----------------------------------
                                         Paul C. White
                                         Chief Financial Officer


Date:  May 4, 2001



                              DELTATHREE, INC.
                         CURRENT REPORT ON FORM 8-K
                 Report Dated May 4, 2001 (April 26, 2001)


                               EXHIBIT INDEX



Exhibit
   No.         Description


99.1           Press Release issued by deltathree, Inc. dated April 30, 2001.


                                                               Exhibit 99.1

Monday April 30, 8:02 am Eastern Time

Press Release

SOURCE: deltathree, Inc.

deltathree Announces Appointment of New Board of Directors

NEW YORK, April 30 /PRNewswire/ - deltathree, Inc. (Nasdaq: DDDC - news) announced today that the administrator overseeing the insolvency proceeding of RSL Communications Ltd., the majority shareholder of deltathree, has taken action by written consent to appoint a new board of directors of deltathree including the following individuals: Noam Bardin, Shimmy Zimels, Keith Maib, Hilary Kramer and James McDermott. The new board replaces a board composed primarily of former RSL executives and affiliates.

The new board of directors will include, Mr. Bardin the Chief Executive Officer, President and a current director of deltathree, Mr. Zimels the Chief Operating Officer of deltathree and three new board representatives selected by the administrator. Mr. Maib is a crisis and turnaround management executive and is currently serving as the Chief Restructuring Officer of RSL, Ms. Kramer is a Senior Managing Director and Chief Investment Strategist for the Cisneros Group of Companies and Mr. McDermott is a Principal with the Eagle Rock Group, which provides business, financial and management advisory services to companies worldwide.

The administrator overseeing RSL also acted to amend the Company's By-laws to reduce the size of the Board of Directors to five members, subject to change from time to time by the Board. In March 2001, RSL Communications commenced insolvency proceedings in Bermuda. RSL is currently in the process of exploring strategic alternatives with respect to its ownership position in deltathree.

The Company will be mailing a notice of this action to its shareholders in the near future and will provide an update regarding RSL on the quarterly earnings conference call on May 3rd, 2001.

About deltathree

Founded in 1996, deltathree, Inc. (Nasdaq: DDDC - news), the IP Communications Network, enables customers to strengthen their brands and improve shareholder value by hosting voice services and providing the means to support them. The company offers corporate customers a range of Internet telephony products and services, including Operations Management, Billing, Provisioning, Customer Care and Marketing Support.

deltathree routes IP telephony traffic to over 160 countries and for 18 international telecommunications carriers. deltathree received the Built Public Network Award for excellence in IP services/applications at SUPERCOMM 2000, and was named the best IP telephony by SmartMoney magazine and PC World Magazine.

SOURCE: deltathree, Inc.